                                                                   EXHIBIT 10.35

                        LICENCE & DEVELOPMENT AGREEMENT


AGREEMENT, effective as, of, this 15th January 1993 (hereinafter referred to as the "EFFECTIVE DATE"), by and between SCHEIN PHARMACEUTICAL, INC., 1800 Northern Boulevard, Roslyn, NY 11576, U.S.A., (hereinafter referred to as "LICENSEE") and ETHICAL HOLDINGS LIMITED, a company registered in the United Kingdom and having its principal place of business at Cambridgeshire Business Park, Ely, Cambridgeshire, CB7 4EE, England (hereinafter referred to as "ETHICAL").

                               WITHESSETH THAT:

WHEREAS, ETHICAL has developed improved formulations of ********** *** **** *** ***** ***** ************** in man (hereinafter defined as the "PRODUCT"), combining active drug agents in a patented pharmaceutical formulation capable of delivering the drug agents in a controlled release manner after oral administration to man; and

WHEREAS, ETHICAL and LICENSEE have signed a Letter of Intent dated 12th November 1992 and LICENSEE desires to sell the PRODUCT (hereinafter defined) in the TERRITORY; and

WHEREAS, ETHICAL owns valuable ETHICAL KNOW-HOW (hereinafter defined) and has sought PATENT RIGHTS (hereinafter defined) relating to pharmaceutical formulations designed to provide controlled release of active constituents from solid dosage forms; and

WHEREAS, LICENSEE desires to aid the final product development and registration with the U.S. FDA and LICENSEE will make the regulatory filing and the NDA/ANDA will be held in the LICENSEE's name;


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NOW THEREFORE, in consideration of the foregoing and the mutual covenants and conditions set forth herein, the parties hereto mutually agree as follows:

ARTICLE I. DEFINITIONS

The following terms shall have the meanings set forth in this Article I:

A. "ETHICAL" means ETHICAL HOLDINGS LTD, Cambridgeshire Business Park, Angel Drove, Ely, Cambs, CB7 4EE.

B. "LICENSEE" means SCHEIN PHARMACEUTICAL, INC., 1800 Northern Boulevard, Roslyn, NY 11576, USA.

C. "EFFECTIVE DATE" means 15th January 1993.

D. "ETHICAL KNOW-HOW" means all confidential scientific and medical information, technical data and marketing studies in ETHICAL'S possession or from time to time invented or developed or acquired by or on behalf of ETHICAL or under the control of ETHICAL (other than LICENSEE KNOW-HOW) relating specifically to the registration, marketing, manufacture, use or sale of PRODUCT including, but not limited to, toxicological, pharmacological, analytical and clinical data, bioavailability studies, product forms and formulations, control assays and specifications, methods of preparation and stability data and specifically including all information contained in all health registration dossiers to be filed in various countries of the European Community (EC) and shall further include all Third Party data which ETHICAL has access to and is free to disclose without restriction or compensation to such Third Party. Not withstanding the foregoing, the term 'ETHICAL KNOW-HOW' shall not be deemed to refer to information and

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   data of the type which would not be required to be maintained as confidential by either party pursuant to the provision of Subsections B1 or 2 of Article
   XI.

E. "LICENSEE KNOW-HOW" means all confidential scientific and medical information and technical data from time to time, developed or acquired by or on behalf of LICENSEE (other than ETHICAL KNOW-HOW) relating specifically to the manufacture or use of the PRODUCT, including, but not limited to, toxicological, pharmacological, analytical and clinical data, bioavailability studies, product forms and formulations, control assays and specifications, methods of preparation and stability data, and specifically including all information contained in all health registration dossiers filed in the TERRITORY by the LICENSEE. Not withstanding the foregoing, the term 'LICENSEE KNOW-HOW' shall not be deemed to refer to information and data of the type which would not be required to be maintained as confidential by either party pursuant to the provision of Subsections B1 or 2 of Article XI.

F. "PATENT RIGHTS" means the **** patent application number ********* ***** ** **** ******* **** *** *** ****** ****** ******* and any and *** ****** ******
   *** ********** ****** patents and patent applications filed by or issued to ETHICAL and licensed or assigned to ETHICAL relating to controlled release formulations for oral administration in man, or the manufacture or use of them, together with any and all patents that may issue or may have issued therefrom, including any and all divisions, continuations, continuations-in-part extensions, additions or reissues of or to any of the aforesaid patent applications.

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G. "PRODUCT" means ********** ******* ******* based on the PATENT RIGHTS and
   ETHICAL KNOW-HOW, containing nifedipine manufactured according to the technology protected in the PATENT RIGHTS defined above to by used for human therapy and exhibiting a similar pharmacokinetic profile to ********** ******* ********** tablets sold in the TERRITORY at the EFFECTIVE DATE under the trade name ************ and as further defined in Appendix 1.

H. "FINISHED PRODUCT" means PRODUCT in final consumer package.

I. "TERRITORY" shall mean *** ****** ****** ** ******** ********* ***
   *********** *** ************

J. "NET SALES" of the PRODUCT shall mean the gross sales of FINISHED PRODUCT actually invoiced by the LICENSEE or LICENSEE's sublicensee hereunder to INDEPENDENT THIRD PARTY, less chargebacks and rebates specifically related to volume sales of the PRODUCT (up to a maximum of 15% of gross sales), the total ordinary and customary trade discounts (but not including cash discounts for prompt payment), rebate for inventory price protection covering the last 30 (thirty) days' sales by customers claiming such rebates to counter competitive pressures, excise taxes, other consumption taxes, customs duty, credits or allowances actually granted on account of rejection or return of FINISHED PRODUCT.

K. "INDEPENDENT THIRD PARTY" means any party other than ETHICAL and LICENSEE and their subsidiaries or affiliates.

L. "AGREEMENT" means this agreement duly signed by the Parties.


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M. "DEVELOPMENT PROGRAMME" shall mean the detailed schedule as set forth as
   Appendix 2 hereto which describes the planned development activities, project deliverables and timetable presently believed to be required to obtain regulatory approval to market, promote and distribute the PRODUCT in the TERRITORY. Without limiting the generality of the foregoing, the DEVELOPMENT PROGRAMME outlines the obligations of ETHICAL with respect to pre-clinical studies and the obligations of LICENSEE with respect to manufacturing development, including compliance with "Good Manufacturing Practice" requirements applicable in the TERRITORY. The DEVELOPMENT PROGRAMME may be amended from time to time by the mutual consent of the parties in light of periodic progress reviews and regulatory requirements. Neither party shall be required to perform development work with respect to the PRODUCT except as set forth in the DEVELOPMENT PROGRAMME as from time to time is in effect.

N. ***** ***** *** ****** ****** **** *** **** ***************

0. "MARKETING AUTHORISATIONS" means the consent or approval of the FDA and any applicable comparable state agencies required to market or distribute the FINISHED PRODUCT in the TERRITORY.

ARTICLE II. WARRANTY

ETHICAL warrants that it is exclusive owner of all rights, title and interest in and to the PATENT RIGHTS and ETHICAL KNOW-HOW and that it is free to enter into this AGREEMENT and to carry out all of the provisions hereof including its agreement to grant to LICENSEE an exclusive licence with respect to the PRODUCT in the TERRITORY.

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ARTICLE III. LICENCE GRANT

A. Subject to C below ETHICAL hereby grants to LICENSEE the exclusive right under the PATENT RIGHTS and ETHICAL KNOW-HOW RIGHTS with the right to grant sub-licenses, to make and/or manufacture, use, promote and sell the PRODUCT and FINISHED PRODUCT in the TERRITORY.

B. Subject to C below, ETHICAL hereby grants to LICENSEE the exclusive right to use ETHICAL's KNOW-HOW for marketing and selling the PRODUCT in the TERRITORY.

C. For the avoidance of doubt, ETHICAL shall have a continuing right to make, have made and use for its own investigational and developmental purposes (but not sell, directly or indirectly in, or to the TERRITORY) the PRODUCT in the TERRITORY. If ETHICAL acquires or develops rights to additional claims or indications for the PRODUCT, it shall make these available to LICENSEE as part of the licence granted hereunder, without additional compensation to ETHICAL provided that any additional development costs for such claims or indications are mutually agreed.

D. All proprietary rights and rights of ownership with respect to the PATENT RIGHTS, and ETHICAL KNOW-HOW shall at all times remain solely with ETHICAL and LICENSEE shall have no proprietary rights in or to the PATENT RIGHTS, and ETHICAL KNOW-HOW other than those specifically granted herein. All proprietary rights to LICENSEE KNOW-HOW belong to and shall at all times remain solely with LICENSEE, other than as specifically provided herein.

E. LICENSEE shall exert its best reasonable efforts to commercialise and to create a demand for the PRODUCT and FINISHED PRODUCT in the TERRITORY under its own trademark and other private labels, consistent

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    with the market potential for the PRODUCT in the TERRITORY determined by
    LICENSEE in a commercially reasonable manner. LICENSEE shall own and retain all right, title, and interest in and to any trademark or trademarks used by it in the TERRITORY in connection with the PRODUCT.

F. LICENSEE will be responsible for ensuring that the sale and supply by LICENSEE of the PRODUCT and FINISHED PRODUCT within the TERRITORY is in accordance with the legal and regulatory requirements of the TERRITORY, subject to the compliance by ETHICAL with its representations and obligations under this AGREEMENT.

G. For the term of this AGREEMENT, ETHICAL agrees that it will not, directly or indirectly, market, sell, or distribute in the TERRITORY or develop or assist in the development for use, marketing, sale or distribution in the TERRITORY any PRODUCT or FINISHED PRODUCT except as provided in this AGREEMENT.

ARTICLE IV. PAYMENT PRIOR TO COMMERCIALISATION

A. In consideration of the development and technical support to the LICENSEE in the TERRITORY for the PRODUCT, the LICENSEE agrees to pay ETHICAL * ***** **
    ************ ****** ******** ***** ******* * ***** ******** **** ********
    ("LICENSEE payments"), of which ETHICAL has already received from LICENSEE *** *** ** ******** ****** ******* *** ***** ******** **** *********. The
    remainder will be paid in instalments as follows:

    a)    ******* ****** ******** **** ********* upon signing of this contract. In the event that scientific results do not indicate that the PRODUCT objectives can be obtained, LICENSEE may nominate an alternative project and apply the payments made under Article


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        IV A (a) to such future project, less ETHICAL's out-of-pocket expenses for PRODUCT development for the period starting 1st January 1993 through completion of the pilot biostudies described below. This right so to nominate expires at the due date of the payment required under Article IV (b).

    b)  ******** ***** ******* * ****** **** ******** **** ******** upon
        LICENSEE's completion of a pilot bioavailability study in no less than 12 (twelve) subjects demonstrating concentration time profile for the 30 mg strength PRODUCT satisfactory to progress the project on to ANDA or NDA programme.

    c)  ******** ***** ******* * ****** **** ******** **** ******** upon
        LICENSEE's completion of a pilot bioavailability study in no less than 12 (twelve) subjects demonstrating concentration time profile for the ** ** strength PRODUCT satisfactory to progress the project on to ANDA or NDA programme.

    d)  ********* **** ******* ******** **** ******** upon satisfactory manufacturing technology transferred to LICENSEE or a LICENSEE affiliate as witnessed by the production of necessary bio-batches according to the PRODUCT specification agreed to in writing by LICENSEE and ETHICAL following successful completion of the pilot bioavailability study referred to in subsection (b) or (c) above.

    e)  ********* ****** ******* ******** **** ******** upon LICENSEE's filing to the FDA of an application for approval of a ** ** strength PRODUCT.


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    f)  ******** ***** ******* ******** **** ******** upon LICENSEE's filing to the FDA of an application for approval of * ** ** strength PRODUCT.

    g)  ******** ****** ******* ******** **** ******** upon FDA approval of either strength.

B. These payments are not to be regarded as a pre-payment against royalty as described under Article V. It is further understood that LICENSEE shall not be liable to make any payment provided above in Subsection A except upon the occurrence of the milestone therein specified for such payment.

ARTICLE V. RUNNING ROYALTIES

LICENSEE shall pay to ETHICAL running royalties as follows:

A.  ** ****** ******** ** *** *** ******

B. LICENSEE shall promptly give notice to ETHICAL of the date of first commercial sale of the PRODUCT in the TERRITORY.

C. In the event the royalty rates set forth immediately above exceed those allowable by applicable law or governmental rule or regulation, they shall be so modified as to conform to the maximum royalty rate(s) allowable.

D. The obligation to pay running royalties hereunder shall terminate with respect to sales of the PRODUCT which follow the termination of this AGREEMENT (except for those royalties contemplated by Article IX hereof).


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E.  Royalty terms may be subject to review and renegotiation in the event of intensive competitive pressures, and the parties undertake to conduct such review and renegotiatian in good faith.

ARTICLE V1. PAYMENT OF RUNNING ROYALTIES

A. Running royalties due to ETHICAL under Article V of this AGREEMENT shall accrue when the FINISHED PRODUCT is invoiced by the LICENSEE in accordance with the provisions below:

B. Running royalties accruing hereunder shall be due and payable on the 45th (forty-fifth) day following the close of each fiscal quarterly period of LICENSEE.

C. Running royalties accruing hereunder shall be paid in U.S. dollars to ETHICAL or ETHICAL's designee, acceptable to ******** in its reasonable business judgment, duly named by ETHICAL in written notice to LICENSEE.

D.  Running royalties accruing hereunder shall be paid in United States Dollars.

E. If, at any time, legal restrictions in the TERRITORY prevent the prompt payment of running royalties or any portion thereof accruing hereunder, the parties shall meet to discuss suitable and reasonable alternative methods of reimbursing ETHICAL the amount of such running royalties.

ARTICLE VII. ROYALTY REPORTS

A. Each payment of running royalties made to ETHICAL hereunder shall be accompanied by a written report, prepared and signed by a financial officer of LICENSEE, showing the NET SALES for the months of the

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    quarterly period for which payment is being made. In the event that no running royalty is due ETHICAL hereunder for any such quarterly period, LICENSEE shall so report.

B. LICENSEE shall maintain and keep for a period of at least 3 (three) years or, if shorter, for such period as required by applicable **** ******* ** ***** **** complete and accurate records in sufficient detail to enable any running royalties which shall have accrued hereunder to be determined.

C. Upon the request of ETHICAL, but not exceeding once in any one yearly period, LICENSEE shall permit an independent public accountant, selected by ETHICAL and acceptable to LICENSEE, which acceptance shall not be unreasonably withheld, to have access to such of the records of LICENSEE as may be necessary to verify the accuracy of the royalty reports and payments submitted to ETHICAL hereunder. Any such inspection of LICENSEE's records shall be at ETHICAL's expense, except that if any such inspection reveals a deficiency in an amount of running royalty actually paid to ETHICAL hereunder in any quarterly period of ** ***** ******** or more of the amount of such running royalty actually due to ETHICAL hereunder, then the expense of such inspection shall be borne by LICENSEE instead of by ETHICAL. Any amount of deficiency shall be paid promptly to ETHICAL.

ARTICLE VIII. REGISTRATION OF THE LICENSED PRODUCT

A. ETHICAL and LICENSEE have agreed that PRODUCT development should progress as specified in Appendices 1, 2 and 3.

B. LICENSEE shall bear the cost of all application fees to government authorities for MARKETING AUTHORISATIONS including, without limitation,


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    *** **** ************ ******* *** *********** *** **** ************ ********
    ***** **** *** or any other fees concerning approvals from government authorities necessary to commercialise the PRODUCT in the TERRITORY. The Marketing Authorisations and all NDA's and ANDA's in the TERRITORY shall be the sole and exclusive property of LICENSEE.

C. During the course of this AGREEMENT, LICENSEE may wish ETHICAL to develop additional strengths of the product which ETHICAL will undertake on terms and conditions mutually acceptable to both parties according to the principles of this AGREEMENT, with the exception of a 20mg formulation of ********** for twice daily administration.

ARTICLE IX. DURATION - TERMINATION

A.  DURATION

    This AGREEMENT shall come into force as of the EFFECTIVE DATE and remain in force for the term of the all patents issued in the TERRITORY relating to the PRODUCT and included in the PATENT RIGHTS or for ** ********* ***** from first commercial sale, whichever is the longer.

    This AGREEMENT shall automatically be extended thereafter for successive 2
    (two) year terms unless either party notifies the other of its decision not to renew this AGREEMENT at least 12 (twelve) months prior to the commencement of any such renewal term. Following any such termination LICENSEE shall have the right to manufacture and distribute the PRODUCT in the TERRITORY on a non-exclusive basis for which LICENSEE would pay to ETHICAL * ******** ****** ***** ** ** ****** ** NET SALES of the PRODUCT in
    the TERRITORY.

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B.  TERMINATION FOR CAUSE

    Either party hereto may terminate this AGREEMENT upon 90 (ninety) days written notice calculated from the date of receipt of such notice to the other party of its intention to do so in the event of violation or breach of any of the material provisions of this AGREEMENT. Should, however, the other party remedy the default upon which said notice is based within the said 90 (ninety) day period, the notice shall be without effect and this AGREEMENT shall continue in full force and effect.

C. (1) In the event this AGREEMENT is terminated prior to the date of its expiration in the TERRITORY due to fault of LICENSEE, LICENSEE shall promptly make an accounting to ETHICAL of the inventory of all PRODUCT which it has on hand in the TERRITORY, if any, as of the date of such termination and said parties shall thereafter have the right for a period of 6 (six) months after said termination to sell such inventory of PRODUCT provided that the NET SALES thereof shall be subject to the royalty provisions of Article V and so payable to ETHICAL. Thereafter, any remaining inventory of PRODUCT shall be disposed of by mutual agreement in accordance with regulatory requirements.

    (2) In the event this AGREEMENT is terminated prior to the date of its expiration due to fault of ETHICAL, LICENSEE shall have the unrestricted right to continue to use and sublicense the PATENT RIGHTS and ETHICAL KNOW-HOW RIGHTS, and to make, manufacture, use, promote and sell the PRODUCT and FINISHED PRODUCT in the TERRITORY for the duration as defined in Article IX A above without any royalty or other compensation to ETHICAL.

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D.  (1) If, within 6 (six) months after receipt of Marketing Authorisations for the PRODUCT in the TERRITORY, LICENSEE has not commenced commercial sales of the PRODUCT, then ETHICAL may terminate the AGREEMENT effective immediately upon giving notice to LICENSEE.

    (2) Should LICENSEE proceed to commercialise the PRODUCT in the TERRITORY and then choose to abandon commercialisation of the PRODUCT in the TERRITORY for any reasons, then LICENSEE shall promptly notify ETHICAL of such abandonment of commercialisation, and ETHICAL may terminate this AGREEMENT, effective immediately upon giving notice to LICENSEE.

    (3) Should LICENSEE make the determination, for any reason, that it does not intend to commercialise the PRODUCT in the TERRITORY, then LICENSEE shall promptly notify ETHICAL of the same and ETHICAL may terminate this AGREEMENT immediately upon giving notice to LICENSEE.

E. Upon any early termination of this AGREEMENT in full due to the fault of LICENSEE, ETHICAL shall have the right to use, including license to any Third Party(ies), any LICENSEE KNOW-HOW and any other information, and data developed by or for LICENSEE with respect to the PRODUCT subject to compensation arrangements to LICENSEE mutually acceptable to LICENSEE and ETHICAL (including without limitation royalty payments in respect of such LICENSEE KNOW-HOW).

F. In the event any of the patents included in the PATENT RIGHTS is found by a court of applicable jurisdiction to be invalid or unenforceable in the TERRITORY and as a result thereof an INDEPENDENT THIRD PARTY would be entitled to manufacture or distribute and thereafter commercialises

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    the PRODUCT in the TERRITORY utilising any technology covered by the PATENT
    RIGHTS, then LICENSEE in its discretion may terminate this AGREEMENT or, at LICENSEE's election, continue this AGREEMENT in full force and effect **** * ********* ** ******* ********* ** *** *** ******** *******. Such termination would not be subject to Article IX C (2) of this AGREEMENT.

G. Termination of this AGREEMENT, due to the fault of either party, shall be without prejudice to any other rights or remedies then or thereafter available to either party under this AGREEMENT or otherwise.

H. The rights granted either party to terminate this AGREEMENT prior to the expiration of its term shall not be affected in any way by that party's waiver of or failure to take action with respect to any previous default hereunder.

ARTICLE X. PRODUCT MANUFACTURE

LICENSEE undertakes to manufacture PRODUCT and FINISHED PRODUCT in the TERRITORY in accordance with prevailing "Good Manufacturing Practice" in the TERRITORY.

ARTICLE XI. INFORMATION TRANSFER: CONFIDENTIALITY AND COOPERATION

A. Within 30 (thirty) days following the signing of this AGREEMENT, ETHICAL shall provide to LICENSEE copies of relevant ETHICAL KNOW-HOW.

B. Each party shall hold in strict confidence any tangible information relating to the PRODUCT marked confidential received from the other party (or oral information which is reduced to tangible form within 30 (thirty) days of disclosure and noted to be confidential), unless such information:

    1.  Is already in its possession.

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    2.  Is already in the public domain or knowledge at the time of disclosure or later comes into the public domain or knowledge without fault on the part of the recipient.

    3. Is subsequently disclosed to the recipient by a third party who did not acquire it in confidence from the other party.

    4. Is required to be disclosed in connection with any legal proceedings or in order to obtain permission to manufacture or market the PRODUCT in the TERRITORY.

    This provision shall remain valid for a period of ***** ***** after termination of this AGREEMENT.

C. For the period starting with the EFFECTIVE DATE and ending with the first commercial sale of the PRODUCT in the TERRITORY, ETHICAL shall report to LICENSEE on a monthly basis the progress of the DEVELOPMENT PROGRAMME, as defined in Appendix 2, of the PRODUCT. LICENSEE will provide a project update to ETHICAL on a quarterly basis. ETHICAL will use its best efforts to carry out the DEVELOPMENT PROGRAMME in accordance with the timetable set forth in Appendix 2. ETHICAL will carry out the DEVELOPMENT PROGRAMME in accordance with applicable laws and regulations of the TERRITORY, including, without limitation, *** ************ All costings included in the DEVELOPMENT PROGRAMME shall be jointly reviewed every * ***** ****** by ETHICAL and LICENSEE.

D. ETHICAL will on a continuous basis provide to LICENSEE any ETHICAL KNOW-HOW developed, information acquired or development planned in relation to the PRODUCT and all improvements and modifications of the PRODUCT from time to time invented, developed or acquired by or on

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    behalf of ETHICAL. Prior to the date of first commercial sale of the PRODUCT in the TERRITORY, LICENSEE shall provide to ETHICAL a summary of its marketing plans for the PRODUCT.

E. ETHICAL shall make available to LICENSEE, on a reasonable consultation basis without charge to LICENSEE, such advice of its technical personnel as may reasonably be requested by LICENSEE in connection with the PRODUCT. It been understood that LICENSEE will reimburse all reasonable out-of-pocket expenses incurred by ETHICAL attending meetings requested by LICENSEE.

F. LICENSEE shall disclose to ETHICAL and ETHICAL shall disclose to LICENSEE all reports or other knowledge they may possess with respect to "adverse drug experiences" *** ******* ** *********** *********** ** *** ****, mis-
    labelling, stability failures or microbiological contamination with respect to the PRODUCT (whether occurring within or outside of the TERRITORY) within 10 (ten) days of becoming aware of same. With respect to "serious adverse drug experiences" *** ******* ** ** *** ******* *** ******* *********** **
    *** ****, LICENSEE shall disclose to ETHICAL and ETHICAL shall disclose to LICENSEE all reports and other knowledge they may possess as soon as possible and in no event later than two business days of the receipt of such report or notification of the serious adverse drug experience. The content of such disclosure shall comply with all *** *********** ********** ** ************ ** *** *** with respect to such matters. Each party shall promptly deliver to the other, copies of all correspondence which such party may send to, or receive from, *** *** with respect to the PRODUCT.

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G.  During the term of this AGREEMENT, at least semi-annually, ETHICAL shall furnish to LICENSEE any ETHICAL KNOW-HOW and any other information and data developed or acquired by or under the control of ETHICAL with respect to the PRODUCT. ETHICAL hereby acknowledges and agrees that LICENSEE may use, within the TERRITORY, all such ETHICAL KNOW-HOW and information and data without restriction and without additional compensation to ETHICAL, other than as provided in this AGREEMENT, to make, have made, use and sell the PRODUCT in the TERRITORY.

H. During the term of this AGREEMENT, at least semi-annually, LICENSEE shall furnish to ETHICAL any LICENSEE KNOW-HOW and any other information and data developed or acquired by or under the control of LICENSEE with respect to the PRODUCT, subject to the following sentence. LICENSEE shall be under no obligation to provide any LICENSEE KNOW-HOW, information or data to ETHICAL hereunder (i) if the disclosure of such would be in violation of any obligation LICENSEE owes to any THIRD PARTY, or (ii) until and unless LICENSEE and ETHICAL have entered into a mutually acceptable arrangement providing compensation to LICENSEE for ETHICAL's use of any such LICENSEE KNOW-HOW, information or data. Notwithstanding the foregoing, LICENSEE agrees to provide to ETHICAL, at no charge to ETHICAL, a summary (without data) of the results of the bioavailability studies referred to in Article IV hereof.

ARTICLE XII. INFRINGEMENT

A. (1) ETHICAL and LICENSEE each agree to notify the other in writing of any alleged infringement or potential infringement of any PATENT

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         RIGHTS or any information or allegations impacting on the validity of any such Rights, in the TERRITORY promptly after becoming aware of the same.

    (2) Should ETHICAL elect to take action in its own name against an alleged infringer, then all recoveries from such action shall inure to the benefit of the parties in accordance with their mutual agreement taking into consideration the profits lost by ETHICAL and LICENSEE in respect of the sales accounted for by the infringer and ETHICAL shall bear the cost and expense of any such action.

    (3) If, within 30 (thirty) days after receipt by ETHICAL of notification of alleged infringement, ETHICAL does not take action against an alleged infringer or potential infringer and has failed to notify LICENSEE in writing of its intent promptly to commence an action to terminate the alleged infringement or potential infringement, then LICENSEE shall have the right to commence such action on its own behalf at its own cost and expense and to use ETHICAL's name in connection therewith, in which case any recoveries shall inure to the benefit of LICENSEE.

    (4) ETHICAL AND LICENSEE, each at the request of the other, shall assist each other and cooperate in any action taken, other than direct financial assistance, against an alleged infringer or potential infringer.

B. (1) ETHICAL hereby represents that, to the best of its knowledge, none of the PATENT RIGHTS or ETHICAL KNOW-HOW infringe on the patent or other legally protected proprietary rights of any Third Party, and it has not received any notice or claim of any such infringement worldwide. ETHICAL agrees to hold LICENSEE harmless from any judgements, losses or costs (including reasonable attorneys' fees) incurred in the event a claim or legal action is asserted against LICENSEE to the effect that the manufacture, use or sale of the PRODUCT infringes the PATENT RIGHTS or other legally protected proprietary rights of THIRD PARTIES.

    (2) ETHICAL and LICENSEE shall each give to the other prompt written notice of any claim or action made against either of them alleging that any of the PATENT RIGHTS infringe the rights of an INDEPENDENT THIRD PARTY and arising from the manufacture, use or sale of the PRODUCT in the TERRITORY. ETHICAL and LICENSEE agree to cooperate and collaborate with each other in undertaking a full investigation of the situation and in taking such action as they shall agree is appropriate in the circumstances.

C. ETHICAL shall be solely responsible for and bear the cost of the prosecution and maintenance of the PATENT RIGHTS.

D. The provisions of this Article XII shall survive termination of this AGREEMENT.

ARTICLE XIII. TRANSFER OF RIGHTS AND OBLIGATIONS
------------------------------------------------

This AGREEMENT, in whole or in part, shall not be assignable by either party hereto to any INDEPENDENT THIRD PARTY without the prior written consent of the other party hereto except that either party may assign this AGREEMENT to an affiliated company or the successor or assignee of substantially all of its business. It is expressly understood and agreed by the parties hereto that the assignor of any rights hereunder shall remain bound by its duties and obligations hereunder.

ARTICLE XIV. DISCLOSURE

ETHICAL and LICENSEE shall have the right, subject to the written approval of the other, to disclose to any Third Party(ies) in connection with any announcement, news release, or for any other reason the existence of this AGREEMENT entered into with the LICENSEE, but not the terms hereof. Notwithstanding the foregoing, each party shall have the right to make such disclosures relating to this AGREEMENT as may be required by applicable laws and regulations.

ARTICLE XV. FORCE MAJEURE

ETHICAL and LICENSEE shall not be liable for delays if such delays are due to force majeure case, such as strikes, disputes with workmen, failure of supplies from ordinary sources, fire, floods earthquakes, governmental regulation against the aims of this AGREEMENT, war, legislation or any other cause, either similar or dissimilar to the foregoing, beyond the reasonable control of the parties which cannot be overcome by due diligence.

ARTICLE XVI. NOTICES

Any notice or report required or permitted to be given or made under this AGREEMENT by either party to the other shall be in writing, sent by hand or by registered or express mail or courier, postage prepaid, telex or telefax, addressed to such other party at its address indicated at the beginning of this AGREEMENT or to such other address as the addressee shall have last furnished in writing to the addressor, and shall be effective upon receipt by the addressee.

ARTICLE XV11. FURTHER ASSURANCES

From and after the date hereof, without further consideration, ETHICAL and LICENSEE shall, from time to time during the term of this AGREEMENT, upon request by the other, perform all actions and execute, acknowledge and deliver all such further documents or instruments as may be required to give effect to the purpose and intent of this AGREEMENT. Without limiting the generality of the foregoing, the obligations of ETHICAL and LICENSEE are undertaken with a principle objective of complying with all pertinent provisions of applicable law, orders and regulations relating to the manufacture, use or sale in the TERRITORY of pharmaceutical products; the obligation of ETHICAL shall include the attendance by representatives of ETHICAL, upon reasonable advance request by LICENSEE, at meetings with *** *** with respect to *** *** *** *******
*************** ** *** ******** ** *** ******* ** ********* ****** ****
********. All out-of-pocket expenses incurred in attending such meetings will be paid by LICENSEE.

ARTICLE XVIII. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS

Except as otherwise specifically provided in this AGREEMENT, all representations, warranties and agreements contained in this AGREEMENT shall survive the execution and delivery of this AGREEMENT and remain in full force and effect regardless of any investigation made by or on behalf of either ETHICAL or LICENSEE.

ARTICLE XIX. ARBITRATION

All disputes arising in connection with the AGREEMENT shall be settled under the Rules of Conciliation and Arbitration of the International Chamber of Commerce by one or more arbitrator in accordance with the said RULES, as follows:

* redacted pursuant to confidential treatment request

Each of the parties shall designate its arbitrator within 15 (fifteen) days from notification by registered letter. The two arbitrators thus designated shall designate a third arbitrator within 30 days from designation of the second arbitrator, the said third arbitrator shall preside over the arbitration court. Arbitration should be held in London if ETHICAL initiates the request and if LICENSEE initiates the request arbitration should be held in *** *****

ARTICLE XX. DISCLAIMER OF AGENCY

The parties acknowledge that each of LICENSEE and ETHICAL are independent contractors and nothing herein contained shall be deemed to create any relationship in the nature of agency, joint venture, partnership or similar relations between LICENSEE and ETHICAL.

ARTICLE XXI. SEVERABILITY

Whenever possible, each provision of this AGREEMENT shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this AGREEMENT should be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such invalidity without invalidating the remainder of such provision or the remaining provisions of this AGREEMENT to the extent such modification does not impair or change the intent of the parties hereto.

ARTICLE XXII. PARAGRAPH HEADINGS

The subject headings of the Articles of this AGREEMENT are included for the purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

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                                    Page 23

ARTICLE XXIII. ENTIRE AGREEMENT; AMENDMENT

This AGREEMENT contains the entire understanding of the parties with respect to the matters contained herein and supersedes any previous agreements and may be altered or amended only by a written instrument duly executed by both parties hereto.


IN WITNESS WHEREOF, the parties hereto have executed this AGREEMENT in duplicate originals.

ETHICAL HOLDINGS LTD                SCHEIN PHARMACEUTICAL, INC

BY: /s/ Dr. G. W. Guy                   BY: /s/ Steven Getraer
   -------------------------               -----------------------


PRINT: Dr. G. W. Guy                    PRINT: Steven Getraer
      ----------------------                  --------------------


DATE: 16th January 1993                 DATE: Jan 16 1993
     -----------------------                 ---------------------

                        APPENDIX I - PRODUCT DEFINITION

** ** ***** ******* ** ** * **** ******** ** ** ********** ** *** **** ********
******* ********* **

** ************** ********* ******* ** *** ********* **** ******** *******
************ ** ******* **** ***** ************** ** *** *** *** *********** **
************ *** ******


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                                   Page 25

                      APPENDIX 2 - DEVELOPMENT PROGRAMME



                             (See following pages)

                                    [  *  ]


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

                                    [  *  ]


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

                                    [  *  ]


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

        APPENDIX 3 - OBLIGATIONS OF PARTIES UNDER DEVELOPMENT
                              PROGRAMME

    *******

    **    *********** ********* ************ *************
    **    ********** ** ******** ************* *********
    **    ********** ** *********** ************* *********
    **    ***** ********* ***********
    **    ********* ******* ***********
    **    *********** ********

    ******** ***** *********** ******* ********

    **    *** *********** ***** ***** **********
    **    ********** *********** **** *********
    **    *** *********** *** ******** ******** *********
    **    *** ******** *************** *******
    **    ******* *** **** ********************* ********

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

                   AMENDMENT TO THE LICENCE AND DEVELOPMENT
                   ----------------------------------------
                     AGREEMENT BETWEEN SCHEIN AND ETHICAL
                     ------------------------------------
              DATED 15TH JANUARY 1993 (the "Amendment Agreement")
              ---------------------------------------------------

This Amendment Agreement is made 4th day of November 1994 (the "Effective Date") between Ethical Holdings plc, whose registered office is at Corpus Christi House, 9 West Street, Godmanchester, Cambs., PE18 8HG, U.K ("Ethical"), and Schein Pharmaceutical, Inc., whose registered office is at 100 Campus Drive, Florham Park, NJ. 017932, U.S.A. ("Schein").

                                WITNESSETH THAT
                                ---------------

Whereas, Ethical Pharmaceuticals, a wholly owned subsidiary of Ethical, whose registered office is at Gemini House, Bartholomew's Walk, Cambridgeshire Business Park Angel Drove, Ely, Cambs., CB7 4EA ("Ethical Pharmaceuticals") has entered into a Licence Agreement and separate Supply Agreement with *** **** ** ****** ****** *****, ********, ******* *******, both dated ****
******** **** (together the "Agreements") in respect of a once a day controlled release formulation of ********** to be used for human therapy; and

Whereas, Ethical and Schein have entered into a Licence and Development Agreement, dated 15th January 1993, in respect of an AB rated generic ********** formulation at two strengths, to be similar to the U.S. marketed ********* ** (the "Licence and Development Agreement"); and

Whereas, Ethical and UCB have agreed in principle that Ethical Pharmaceuticals shall fully reacquire the licences and rights granted to UCB under the Agreements; and

Whereas, Ethical and Schein wish to amend the Licence and Development Agreement as set forth herein.

NOW THEREFORE, in consideration of the above premises and the covenants contained herein, the parties mutually agree as follows:

1.   CONDITION PRECEDENT
     -------------------

     As a condition precedent it is agreed that this Amendment Agreement shall automatically terminate and be of no effect and no payment shall be due under Section 7 hereof unless, on or before 30th November 1994, it has been proved to the reasonable satisfaction of Schein's in-house legal counsel (with such satisfaction to be evidenced in writing) that Ethical Pharmaceuticals has fully reacquired the licences and rights granted to *** under the Agreements. If such condition precedent is not satisfied, the Licence and Development Agreement will continue in full force and effect without modification.


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

Subject to the condition precedent having been met the Licence and Development Agreement is amended as follows:

2.   ARTICLE I. DEFINITIONS
     ----------------------

     2.1  Paragraph F is deleted in its entirety and replaced with the following

          F. "MULTIPOR PATENT RIGHTS" means the patents and patent applications set forth in Schedule 1 attached hereto. "EUROPEAN PATENT RIGHTS" means the patent and patent applications set forth in Schedule 2 attached hereto. In both cases such definition shall include any and all United States and non-United States patents and patent applications filed by or issued to ETHICAL and licensed and/or assigned to ETHICAL relating to controlled release formulations for oral administration in man, or the manufacture or use of them, together with any and all patents that may issue or may have issued therefrom, including any and all divisions, continuations, continuations in part, extensions, additions or reissues of or to any of the aforesaid in any country in which Ethical has filed, or hereinafter files, patents. The term "PATENT RIGHTS" shall include both the MULTIPOR PATENT RIGHTS and the EUROPEAN PATENT RIGHTS.

     2.2 Paragraph G is deleted in its entirety and replaced with the following:

          G. "PRODUCT", shall mean controlled release ** ** *** ** ** ******* containing ********** based on the MULTIPOR PATENT RIGHTS and ETHICAL KNOW-HOW, manufactured according to the technology protected in the PATENT RIGHTS, to be used for human therapy and exhibiting a similar pharmacokinetic profile to ********** ******* ********** tablets sold in the Unites States at the EFFECTIVE DATE under the trade name ********* **, as further defined in Appendix 1 (the "MULTIPOR PRODUCT") and once a day controlled release ** ** *** ** ** ******* containing **********
               based on the EUROPEAN PATENT RIGHTS and ETHICAL KNOW-HOW manufactured according to the technology protected in the PATENT RIGHTS (the "EUROPEAN PRODUCT"). For the avoidance of doubt, the term PRODUCT shall also include all other formulations of controlled release nifedipine in the event that ETHICAL has the unrestricted right to licence, free of charge, such formulations to SCHEIN.

     2.3 Paragraph I is deleted in its entirety and replaced with the following:

          I.   "TERRITORY" means **** *** ***** ******* ** *** ****** ****
               *** ********* ** ******* ***** ***** *** ******** ******


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

     2.4 Paragraph J is deleted in its entirety and replaced with the following:

          J. "NET SALES" means the gross sales of a PRODUCT actually invoiced by LICENSEE or LICENSEE's sublicensee hereunder to an INDEPENDENT THIRD PARTY, less charge backs and rebates, the total ordinary and customary trade discounts (but not including cash discounts for prompt payments), rebate for inventory price protection to counter competitive pressures, excise taxes, other consumption taxes, customs duty, credits and allowances actually granted on account of rejection or return.

     2.5 Paragraph M "Development Programme" shall be read as if it contained the word Schedules in place of the word Schedule.

     2.6 Paragraph O is deleted in its entirety and replaced with the following:

          O. "MARKETING AUTHORISATIONS" means the ****** ****** **** *** **** ************** and any applicable comparable governmental agencies whose approval or consent is required to market, distribute and sell the PRODUCT in any country in the TERRITORY.

3.   ARTICLE V. RUNNING ROYALTIES
     ----------------------------

     3.1 Paragraph A is deleted in its entirety and replaced with the following:

          A.   ** ****** ******** ** *** *** ****** **** **** *** ** ******* **
               ****** *** ************* ** *** ***** ** ********* ***********
               ********** ***** ******* ******** ** *** ********** ******* **
               *** ********* ** *** ***** ****** ****** ** ****** ********
               ********** ********** ******** ******* * ****** ***
               ************** *** *** ******* ********* ** ******* **** ******
               *** ************* ** **** ****** ***** **** ****** ***
               ************* *** ******* ** ****** ********** *** *******
               ******* **** ******** ** *** **** ** *** ****** *********

     3.2  Paragraph E is deleted in its entirety.

4.   ARTICLE IX.  DURATION - TERMINATION
     -----------------------------------

     4.1 Paragraph A is deleted in its entirety and replaced with the following:

          A. This AGREEMENT shall come into force as of the EFFECTIVE DATE and shall remain in force in respect of each PRODUCT in each country in the TERRITORY for a period of ** ******** ****** from the date of the first commercial sale to an INDEPENDENT


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

               THIRD PARTY of each PRODUCT in such country or the life of any patents issued in the applicable country in the TERRITORY relating to a PRODUCT and included in the PATENT RIGHTS, whichever is the longer.

               This AGREEMENT shall automatically be extended thereafter for successive 2 (two) year terms unless either party notifies the other of its decision not to renew this AGREEMENT at least 12 (twelve) months prior to the commencement of any such renewal term; provided, however, that the failure to extend this AGREEMENT with regard to one PRODUCT in any country in the TERRITORY shall in no way affect the extension of this AGREEMENT in any other country in the TERRITORY in respect of that PRODUCT for which no notice has been given. Following any such termination, LICENSEE shall have the right to manufacture and distribute the PRODUCT named in the notice in that country of the TERRITORY on a non-exclusive basis, for which LICENSEE will pay to ETHICAL * ******** ****** ***** ** ** ***** ******** ** the
               NET SALES of the PRODUCT in that country in the TERRITORY.

     4.2 Paragraph C.(2) is deleted in its entirety and replaced with the following:

          (2) In the event this AGREEMENT is terminated prior to the date of its expiration due to fault of ETHICAL, LICENSEE shall have the unrestricted right to continue to use and sublicence the PATENT RIGHT'S and ETHICAL KNOW HOW and to make, manufacture, use, promote and sell the PRODUCT and FINISHED PRODUCT in the TERRITORY for the duration as defined in Article IX A above in which case Article V A shall be read ** ** ** ********* ***
               ****** ** **** **** *** * **** ********

     4.3 Paragraph D is deleted in its entirety and replaced with the following:

          D. On a continuous basis the parties shall jointly review telephonically (and at least once a year by face to face meetings) the efforts being made by LICENSEE to obtain MARKETING AUTHORISATIONS and commercialise the PRODUCT in each country in the TERRITORY and LICENSEE shall keep ETHICAL informed on whether or not it has made, or may forseeably make the determination that it does not intend to obtain MARKETING AUTHORISATION or commercialise a PRODUCT in any country of the TERRITORY. In the event that it is agreed that LICENSEE is no longer making, or no longer intends to make or is no longer able to make such efforts then LICENSEE's right to commercialise that PRODUCT in that country shall automatically terminate and ETHICAL shall have such commercialisation rights together with


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

               the rights as further detailed in Article IX E subject to LICENSEE's rights to compensation as also detailed therein.

     4.4 The words "which would have a material impact on the NET SALES of a PRODUCT and such impact can be shown" are added after the words "technology covered by the PATENT RIGHTS" in the first sentence of paragraph F of Article IX.

5.   ARTICLE X. PRODUCT MANUFACTURE
     ------------------------------

     5.1 Paragraph X is deleted in its entirety and replaced with the following:

          A. LICENSEE undertakes to manufacture or have manufactured the MULTIPOR PRODUCT in the TERRITORY and shall ensure such manufacturing shall comply with prevailing Good Manufacturing Practice for sale of such PRODUCT in the relevant country in the TERRITORY. LICENSEE may request ETHICAL to supply the Multipor coating materials required in connection with the manufacture of the MULTIPOR PRODUCT.

          B. In the event that ETHICAL, or upon mutual agreement, an INDEPENDENT THIRD PARTY manufacturer is to supply a PRODUCT to the LICENSEE the supply price will be ***** ******** ************* **** **** *** ******** ********, such costs to be defined and set out in a separate supply agreement, to be mutually agreed upon between the parties.

          C. Once in any yearly period, at the request of the LICENSEE, ETHICAL shall permit an independent public accountant selected by LICENSEE and acceptable to ETHICAL, such acceptance not to be unreasonably withheld, to have access (subject to reasonable confidentiality undertakings) to such of the records and documentation of ETHICAL as may be necessary to verify that the supply price being charged to the LICENSEE is equal to *** ***** ******** ************* ***** **** *** ******** ******** as set
               out in Article X paragraph B above.

6.   ARTICLE XI INFORMATION TRANSFER: CONFIDENTIALLY AND COOPERATION
     ---------------------------------------------------------------

     6.1 The words "and shall comply with the laws and regulations of any relevant country in the TERRITORY in which the PRODUCT is promoted, marketed, distributed and sold" are added after the word "matters" at the end of the penultimate sentence in paragraph F of Article XI.

     6.2  The last sentence of paragraph D is deleted in its entirety.


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

7.   CONSIDERATION FOR THE AMENDMENT
     -------------------------------

     7.1 In consideration of Ethical entering into this Amendment Agreement, Schein agrees to pay Ethical * ***** ** ****** ******* **** ********
          ****  ******* *** ***** ******** **** ******** in instalments as follows:

          7.1.1  ********* ****** ******* *** ****** ******** **** ******* on
                 the signing of this Amendment Agreement.

          7.1.2  ********* ****** ******* *** ***** ******** **** ******* on the
                 delivery by Ethical or its designee of commercial quantities of the EUROPEAN PRODUCT, sufficient to enable Schein to initiate commercialisation in the United Kingdom.

     7.2 The cost of the ** ** EUROPEAN PRODUCT DEVELOPMENT PROGRAMME, (approval for the United Kingdom) is ******** ****** ******* ********
          **** ******* which will be payable in quarterly instalments of ******** ****** ******** **** ******* each, beginning 28th February
          1995. Any additional costs incurred in carrying out further work in accordance with the regulatory requirements of individual countries in the TERRITORY shall be agreed in advance and paid by Schein within 30 (thirty) days of receipt of invoice.

     7.3 Any payments made in accordance with Article IV of the Licence and Development Agreement shall be with respect to the achievement of milestones in connection with the MULTIPOR PRODUCT only.

8. The attached Schedule 3 is added to Appendix 2 of the Licence and Development Agreement.

For the avoidance of doubt, it is agreed that if there is a conflict then the provisions of this Amendment Agreement shall take precedence over the provisions of the Licence and Development Agreement which, except as otherwise amended by the terms herein, shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused the Amendment Agreement to be executed by their duly authorised representatives at the Effective Date above.

Signed    [SIGNATURE ILLEGIBLE]               [SIGNATURE ILLEGIBLE]
          ---------------------               ---------------------

          For and on behalf of                For and on behalf of
          Ethical Holdings plc                Schein Pharmaceutical Inc.


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

                          [           *            ]


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                                  SCHEDULE I
                                  ----------

                                    [  *  ]


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

                                    [  *  ]

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

                                  SCHEDULE 3
                                  ----------

                   ETHICAL PHARMACEUTICALS LTD - PATENT LIST
                   -----------------------------------------

                      ********** **** ******* ***********

                              ******* **********


******* *******                                   ****** ******
***************                                   *************

***** ******                                      ******


****** ************                               *********** ******
*******************                               ******************

**                                                *********

************* *** *********** ***********         **************

*********                                         *******

*******                                           ******

******

*******                                           *****

****** ***********                                **********

********* ******** ************ ********
******** ****** ******* *** ******* ********
****** *********** ******* ************
********* *******

*******                                           ******

*******                                           ********

*****                                             ********

***** *****                                       *********

*** ***********                                   *******

******                                            *******

*** *******                                       ******


                                                  CORRECT AT: 26 September 1994

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

                   ETHICAL PHARMACEUTICALS LTD - PATENT LIST
                   -----------------------------------------

                      ********** **** ******* ***********

                        ******* *********** **********



****** ************                               *********** ******
*******************                               ******************

******                                            *******

******* **********

********                                          **********

***

**                                                *********

*********

*****

******** *****                                    *********

********* *****                                   ******

********* *****                                   ********

*********** *****                                 *********

******* *****                                     ****

******** *****                                    ******


                                                  ******* *** ** ********* ****


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